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                                                                      Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





       As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into the Company's previously filed Form S-8 Registration Statement Nos. 2-74458, 2-86550, 2-93380, 33-2716, 33-26276 and 33-31446 and into the previously filed Form S-3 Registration Statement Nos. 33-57332 and 33-61070.





                             ARTHUR ANDERSEN & CO.




Houston, Texas
April 26, 1994